As filed with the Securities and Exchange Commission on July 21, 1999

                                                      Registration No. 333-17031
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                         Post-Effective Amendment No. 1
                                       to
                                    Form S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                       Rockwell International Corporation
             (Exact name of registrant as specified in its charter)

                    Delaware                           25-1797617
         (State or other jurisdiction of            (I.R.S. Employer
          incorporation or organization)           Identification No.)

        600 Anton Boulevard, Suite 700
            Costa Mesa, California                     92626-7147
   (Address of Principal Executive Offices)            (Zip Code)

                                   ----------

      Rockwell International Corporation Salaried Retirement Savings Plan,
           Rockwell Retirement Savings Plan for Certain Employees and
             Rockwell Non-Represented Hourly Retirement Savings Plan
                            (Full title of the plans)

                                   ----------

                          WILLIAM J. CALISE, JR., Esq.
              Senior Vice President, General Counsel and Secretary
                       Rockwell International Corporation
                         600 Anton Boulevard, Suite 700
                             Costa Mesa, California
                     (Name and address of agent for service)

                                 (714) 424-4565
          (Telephone number, including area code, of agent for service)

                                   ----------

                                    Copy to:
                              PETER R. KOLYER, Esq.
                             Chadbourne & Parke LLP
                              30 Rockefeller Plaza
                            New York, New York 10112
                                 (212) 408-5100

================================================================================

                   WITHDRAWAL OF SECURITIES FROM REGISTRATION

          Registrant by this Post-Effective Amendment No. 1 to its Registration Statement on Form S-8 (Registration No. 333-17031) withdraws from registration under the Securities Act of 1933, as amended, the following securities: (i) interests in the Rockwell International Corporation Savings Plan and (ii) interests in the Reliance Electric Company Savings and Investment Plan.

          On January 1, 1999, (i) the Rockwell International Corporation Savings Plan and the Reliance Electric Company Savings and Investment Plan were merged into the Allen-Bradley Savings and Investment Plan for Salaried Employees, which following the merger was renamed the Rockwell International Corporation Salaried Retirement Savings Plan and (ii) the accounts of certain participants in the Rockwell Retirement Savings Plan for Certain Employees were merged into the Allen-Bradley Savings and Investment Plan for Hourly Employees, which following the merger was renamed the Rockwell Non-Represented Hourly Retirement Savings Plan. As a result, this Registration Statement on Form S-8 now relates to three plans: the Rockwell International Corporation Salaried Retirement Savings Plan, the Rockwell Retirement Savings Plan for Certain Employees and the Rockwell Non-Represented Hourly Retirement Savings Plan.

                                     PART II

             INFORMATION NOT REQUIRED IN THE REGISTRATION STATEMENT

Item 8.  Exhibits.

24-a Power of Attorney authorizing certain persons to sign this Post-Effective Amendment No. 1 to the Registration Statement on behalf of certain directors and officers of the Registrant, filed as Exhibit 24 to the Registrant's Annual Report on Form 10-K for the year ended September 30, 1998, is hereby incorporated by reference.

24-b Power of Attorney authorizing certain persons to sign this Post-Effective Amendment No. 1 to the Registration Statement on behalf of R.B. Shapiro.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Costa Mesa, State of California on the 21st day of July, 1999.

                              ROCKWELL INTERNATIONAL CORPORATION

                              By /s/ William J. Calise, Jr.
                                 -----------------------------------------------
                                 (William J. Calise, Jr., Senior Vice President,
                                         General Counsel and Secretary)

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 21st day of July, 1999 by the following persons in the capacities indicated:

              Signature                                  Title
              ---------                                  -----

         DON H. DAVIS, JR.*                     Chairman of the Board and
                                                 Chief Executive Officer
                                                (principal executive officer)

         GEORGE L. ARGYROS*                            Director

         DONALD R. BEALL*                              Director

         WILLIAM H. GRAY, III*                         Director

         JAMES CLAYBURN LA FORCE, JR.*                 Director

         WILLIAM T. McCORMICK, JR.*                    Director

         JOHN D. NICHOLS*                              Director

         BRUCE M. ROCKWELL*                            Director

         ROBERT B. SHAPIRO*                            Director

         WILLIAM S. SNEATH*                            Director

         JOSEPH F. TOOT, JR.*                          Director

         W. MICHAEL BARNES*                     Senior Vice President,
                                                 Finance & Planning and
                                                 Chief Financial Officer
                                                (principal financial officer)

         WILLIAM E. SANDERS*                    Vice President and Controller
                                                (principal accounting officer)


*  By /s/ William J. Calise, Jr.
      ----------------------------------
      (William J. Calise, Jr., Attorney-in-fact)**

** By authority of the powers of attorney filed herewith.

          Pursuant to the requirements of the Securities Act of 1933, each of the Plans has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seal Beach, State of California on the 21st day of July, 1999.

                                   ROCKWELL INTERNATIONAL CORPORATION SALARIED
                                     RETIREMENT SAVINGS PLAN

                                   By /s/ Alfred J. Spigarelli
                                      -----------------------------------------
                                      (Alfred J. Spigarelli, Plan Administrator)


                                   ROCKWELL RETIREMENT SAVINGS PLAN FOR CERTAIN
                                     EMPLOYEES

                                   By /s/ Alfred J. Spigarelli
                                      -----------------------------------------
                                      (Alfred J. Spigarelli, Plan Administrator)


                                   ROCKWELL NON-REPRESENTED HOURLY RETIREMENT
                                     SAVINGS PLAN

                                   By /s/ Alfred J. Spigarelli
                                      -----------------------------------------
                                      (Alfred J. Spigarelli, Plan Administrator)